UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                November 3, 2004

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-13801                 95-2888568
       (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On November 3, 2004, Quality Systems, Inc. issued a press release announcing its financial performance for the period ended September 30, 2004. On that same date, Quality Systems, Inc. conducted a conference call concerning its performance for the period ended September 30, 2004. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

          Exhibit 99.1 Press release dated November 3, 2004 of Quality Systems, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2004                      QUALITY SYSTEMS, INC.


                                             By:/s/ Paul Holt
                                                --------------------------------
                                                  Paul Holt
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

 Exhibit
  Number       Description
---------      -----------------------------------------------------------------
   99.1        Press Release dated November 3, 2004.



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